Exhibit 99.1

HUTCHINSON TECHNOLOGY ANNOUNCES

RESULTS OF SPECIAL SHAREHOLDERS MEETING

HUTCHINSON, Minn., June 17, 2011 – Hutchinson Technology Incorporated (NASDAQ: HTCH) today announced the results of a special meeting of its shareholders held today. At the meeting, the shareholders approved all proposals submitted for shareholder approval, including:

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approval of the issuance of 8.50% Convertible Senior Notes due 2026 (and the issuance of the company’s common stock upon conversion thereof) in a debt exchange for any and all, but not less than $40 million in aggregate principal amount, of the company’s $122.206 million in aggregate principal amount of outstanding 3.25% Convertible Subordinated Notes due 2026;

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approval of the removal of certain restrictions on increasing the conversion rate of the company’s outstanding 8.50% Convertible Senior Notes due 2026 that were issued in February 2011, in exchange for the 3.25% Notes (and the issuance of additional shares of the company’s common stock upon conversion of the outstanding 8.50% Notes, which may result from the removal of such restrictions), so that the terms of the outstanding 8.50% Notes will be identical to the terms of the 8.50% Notes to be issued in the current debt exchange; and

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approval of the issuance of additional 8.50% Convertible Senior Notes due 2026 (and the issuance of the company’s common stock upon conversion thereof) for cash in one or more future private placements or registered offerings with an aggregate principal amount of not more than $40 million that, when combined with the 8.50% Notes to be issued in the current debt exchange, will not exceed $122.206 million in aggregate principal amount.

As a result of the approval received at the special shareholders meeting, and assuming that the current debt exchange expires on June 21, 2011, as currently scheduled, the company has concluded that the issuance of the 8.50% Notes in the current debt exchange meets the conditions for being a qualified reopening of the issuance of 8.50% Notes issued in February 2011.

About Hutchinson Technology

Hutchinson Technology is a global technology manufacturer committed to creating value by developing solutions to critical customer problems. The company’s Disk Drive Components Division is a key worldwide supplier of suspension assemblies for disk drives. The company’s BioMeasurement Division is focused on bringing new technologies and products to the market that provide information clinicians can use to improve the quality of health care and reduce costs.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release that are not statements of historical fact, including statements related to the terms and timing of the debt exchange and the company’s ability to achieve the stated purpose of the debt exchange, should be considered forward-looking statements within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “expect,” “intend,” “estimate,” “approximate,” “plan,” “goal” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Although the company believes these statements are reasonable, forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those projected by such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, those disclosed in the Prospectus under the heading “Risk Factors.” This list of factors is not exhaustive, however, and these or other factors, many of which are outside of the company’s control, could have a material adverse effect on the company and its results of operations. Therefore, you should consider these risk factors with caution and form your own critical and independent conclusions about the likely effect of these risk factors on the company’s future performance. Forward-looking statements speak only as of the date on which the statements are made, and the company undertakes no obligation to update any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. You should carefully review the disclosures and the risk factors described in the Prospectus and other documents filed by the company from time to time with the SEC, including the company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements attributable to the company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth herein.

INVESTOR CONTACT:	MEDIA CONTACT:
Chuck Ives Hutchinson Technology Inc. 320-587-1605	Connie Pautz Hutchinson Technology Inc. 320-587-1823